Farmer Mac Offerings
                          $120,711,946 (approximatley)
               Farmer Mac Guaranteed aaagricultural MBS ("AMBS")
                                    6/27/96


Farmer Mac is a Government Sponsored Enterprise (GSE) established in 1988 to assist Agricultural Real Estate Lenders by channelling capital to farmers and thus lowering borrowing costs.

Farmer Mac guarantees payment on the securities backed by mortgages on farm properties. Over the past six years, Farmer Mac has guaranteed approximately $800 MM in securities .

Collateral:                   265 Fixed  Rate/Balloon  agricultural  real estate
                              farm mortgages. The collateral is divided into ten groups based on payment frequency

Servicer:                     AgFunding (a division of Western Farm Credit Bank)


Master Servicer:              Farmer Mac

Trustee:                      First Trust


Legal:                        Grantor Trust

Call Provision:               1%   optional   cleanup   call  on   entire   pool

Distribution Date:            Annual,  Semi-Annual  or Quarterly on the 25th, or
                              the  next  business  day,   beginning  July  25th.
                              (Depending on class, See enclosed table)

Cut-off Date:                 June 1st, 1996

Closing Date:                 June 27th, 1996

Full Yield Maintenance
  (To Maturity):              96.4%

Partial  Yield  Maintenance:  3.6%

Guarantee:                    Timely  payment of P&I  guaranteed  by Farmer Mac.
                              However,   Farmer  Mac  does  not   guarantee  the
                              certificate   holders   the   payment   of   yield
                              maintenance charges


SMMEA:                        No

ERISA:                        Yes

Pricing Speed:                0% CPR

                          Summary of Pass-Thru Classes
- ---------------------------------------------------------------------------------------------------------------------
  Pass        AMBS            Par             WAC          Pmt            Approx.          Price          Average
  Thru       Pool#           Value            CPN       Frequency          Dollar           Talk            Life
                                                                           Price
  ----       -----         --------          ----       ---------         -------          ------         -------
    1        AQ1001       $18,215,126       7.326%          Q              98:7+             +68            10.95
    2        AS1001       $16,065,060       7.237%          S               97:5             +65            11.78
    3        AS2001       $ 8,672,900       6.962%          S              95:14+            +65            10.43
    4        AA1001       $32,540,074       7.067%          A              94:29             +65            11.69
    5        AA2001       $14,943,800       6.969%          A              94:10             +65            11.16
    6        AA3001       $ 4,455,052       7.476%          A               98:4             +70            11.66
    7        AA4001       $12,971,603       7.023%          A              94:29             +65            11.40
    8        BA1001       $ 4,782,450       6.921%          A              97:18             +55             5.59
    9        BQ1001       $ 3,061,881       6.418%          Q               96:6             +55             5.47
   10        BS1001       $ 5,004,000       6.989%          S              98:11             +55             5.77
- ---------------------------------------- ------------------------------------------------ ---------------------------


The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                       Detail Summary of Pass-Thru Classes

o All 265 mortgages have full/partial prepayment penalty/yield maintenance (96.4% full, 3.6% partial)

o       Full yield maintenance runs to each loan's maturity.

o       Partial yield maintenance runs between 4 and 5 years.

o FarmerMac does not guarantee to the certificate holders the payment of the yield maintenance charge but shall pass through to the certificate holders yield maintenance to the extent it is actually received by FarmerMac.





   Pass      AMBS          Par          WAC         Pmt          Pmt       Tot # of    15yrBalloon    7yr Balloon
   Thru      Pool#        Value         CPN        Freq        Months        loans        (#/%)          (#/%)
   ----      -----        -----         ---        ----        ------        -----        -----          -----
    1       AQ1001     $18,215,126     7.326%        Q         J,A,J,O        24       13 / 57.0%          -
    2       AS1001     $16,065,060     7.237%        S           J,J          39       28 / 82.3%          -
    3       AS2001     $8,672,900      6.962%        S           A,O          13        8 / 61.6%      2 / 13.8%
    4       AA1001     $32,540,074     7.067%        A           Jan          85       59 / 77.9%          -
    5       AA2001     $14,943,800     6.969%        A           Apr          36       18 / 70.4%      5 / 7.4%
    6       AA3001     $4,455,052      7.476%        A           Jul          11        6 / 62.4%      1 / 4.3%
    7       AA4001     $12,971,603     7.023%        A           Oct          26       19 / 63.2%      1 / 3.1%
    8       BA1001     $4,782,450      6.921%        A           Jan          13            -         12 / 99.7%
    9       BQ1001     $3,061,881      6.418%        Q         J,A,J,O         6            -          5 / 93.5%
   10       BS1001     $5,004,000      6.989%        S           J,J          12            -         12 / 100.0%
- ---------- --------- ----------------------------------------------------------------------------------------------




              Full Yield    Approx.
   Pass       Maintenance    Dollar     Price     Average               Exp.
   Thru          (#/%)       Price       Talk      Life     Duration  Final Mat
   ----          -----       -----       ----      ----     --------  ---------
    1         21 / 85.8%     98:7+       +68       10.95      7.00      7/2011
    2         38 / 98.1%     97:5        +65       11.78      7.47      7/2011
    3         13 / 100.0%    95:14+      +65       10.43      6.82     10/2011
    4         81 / 97.9%     94:29       +65       11.69      7.57      1/2012
    5         35 / 98.8%     94:10       +65       11.16      7.31      4/2011
    6          9 / 87.6%     98:4        +70       11.66      7.54      7/2011
    7         26 / 100.0%    94:29       +65       11.40      7.43     10/2011
    8         13 / 100.0%    97:18       +55        5.59      4.54      1/2003
    9          6 / 100.0%    96:6        +55        5.47      4.38      4/2003
   10         12 / 100.0%    98:11       +55        5.77      4.59      7/2003
- ----------    ----------- ----------------------------------------------------------------------------------------------------------



The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                 Summary of Pass-Thru Classes By Commodity Type

     o In most cases a mortgage property may be used to produce multiple commodities.


   Pass      AMBS      Cattle      Cotton/                                                 Permanent
   Thru      Pool#    and Calves    Tobacco    Dairy    Food grains    Hogs      Oilseeds  Plantings
   ----      -----    ----------   --------    ------   -----------   ------     --------   ---------
    1       AQ1001      2.64%       0.00%      47.26%      1.29%       2.24%         .23%      32.14%
    2       AS1001      4.08%       0.00%       4.52%      5.03%       1.61%       16.13%      40.50%
    3       AS2001      3.43%       0.00%       6.77%       .88%       3.31%        5.36%      55.45%
    4       AA1001      5.88%        .79%       2.09%     15.93%       1.81%        7.48%      49.34%
    5       AA2001      6.31%       3.74%       2.90%     21.70%        .78%       12.54%       7.11%
    6       AA3001     31.81%       0.00%      10.10%     11.90%       0.00%       13.31%       3.93%
    7       AA4001       .70%       0.00%        .94%     14.61%       0.00%         .93%      61.08%
    8       BA1001       .55%      44.12%       0.00%      4.39%        .31%        7.42%      31.19%
    9       BQ1001      0.00%      10.68%      37.45%      1.96%       0.00%        1.96%      45.34%
   10       BS1001     12.73%       2.00%       0.00%       .26%       9.99%        8.25%      37.97%
- ---------- --------- ----------- --------------------------------------------------------------------

 Pass               Other Live    Other
 Thru   Feed Crops    stock       Crops     Vegetable       Total
 ----   ----------  ----------    -----     ---------      -------
  1        3.10%      6.60%        1.77%        2.74%      100.00%
  2       18.52%      0.00%        6.43%        3.18%      100.00%
  3        9.25%      0.00%        7.94%        7.61%      100.00%
  4        9.89%      3.66%        1.29%        1.85%      100.00%
  5        8.85%      5.52%        8.51%       22.03%      100.00%
  6       19.75%      0.00%        3.59%        5.61%      100.00%
  7        4.02%      0.00%       12.91%        4.81%      100.00%
  8        6.57%      5.45%        0.00%        0.00%      100.00%
  9        2.61%      0.00%        0.00%        0.00%      100.00%
 10        1.49%      0.00%       24.49%        2.83%      100.00%
- ------------------------------------------------------------------


     The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from you sales representative. The information contained herein will be superseded by the description of the mortgage loans Farmer Mac Offerings contained in the Prospectus Supplement.

                            Yield Maintenance Charges


     All 265 mortgages have either full or partial yield maintenance charges. The vast majority of the mortgages (96.4%) have the full yield maintenance charges.

1. Full Yield Maintenance Charge - The borrower pays yield maintenance if he prepays his mortgage at any time during the term of the mortgage.


2. Partial Yield Maintenance Charge - The borrower pays yield maintenance if he prepays his mortgage during the first 4 or 5 years of its term. Thereafter, the borrower is free to prepay with no penalty.

The yield maintenance formula is generally the same whether the mortgage has full or partial yield maintenance.

3. Full Yield Maintenance - At the designated time of prepayment the present value of the future scheduled payments to maturity is calculated. The future scheduled payments are discounted on each period at a rate equivalent to the interpolated yield of the CMT having a term to maturity which is the same as the term to such scheduled payment date from the prepayment date.


4. Partial Yield Maintenance - The calculation is the same as full yield maintenance except that the future scheduled payments are discounted from the date at which the mortgage becomes an "open prepay" mortgage rather than maturity.

The calculated PV less the outstanding mortgage balance is the yield maintenance charge.

In addition, if a borrower chooses to prepay between scheduled payment dates he is obligated to pay the full period's interest accrual.

Farmer Mac does not guarantee to the certificate holders the payment of the yield maintenance charge and shall pass through to the certificate holders yield maintenance to the extent it is actually received by Farmer Mac.

The  following  example   illustrates  the  yield  maintenance  charge  using  a
$2,000,000 annual pay loan with a 15-year term and a 25-year amortization term which prepays immediately.

Assumptions
- -----------

Loan Balance                                         $2,000,000
Gross Rate                                           8.320%
Field Servicing                                      0.370%
Guarantee Fees,
Master Servicing, Trustee                            0.950%
Net Rate                                             7.000%
Prepay Calc Rate                                     7.250%
Balloon                                              15
Amort Term                                           25

Yield Curve:

 1 Year                            5.83
 2 Year                            6.29
 3 Year                            6.49
 5 Year                            6.72
10 Year                            6.94
30 Year                            7.09

The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Yield Maintenance Charge

Dollar Amount                                        $38,904
Percentage                                             1.945%


The Prepayment Calculation Rate, defined as the Mortgage Rate minus Field Servicing Rate minus .70%, is 7.25%. Therefore, the yield maintenance calculation uses a rate higher than the certificate coupon to determine the yield maintenance charge. Furthermore, using the Treasury Yield corresponding to the maturity of the loan to discount mortgage cash flows is the standard yield maintenance methodology; the methodology for the offered certificates is to use the interpolated Treasury Curve yield for each cash flow distribution. Farmer Mac shall pass through to the certificate holders yield maintenance to the extent it is actually received by Farmer Mac.


The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            AQ1001-POOL1 Class A ( )

Orig Bal 18,215,126 Fac 1.00000 Coup 7.326 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996         Curve Date: 01-Jul-1996  Tranche: A(   )
- --------------------------------------------------------------------------------

             0% CPP      prepay
             10.95      Avg. Life
             10/96      1st Prin
Price        07/11      Last Prin
- ------       ------     ---------
97:31+       7.628      Yield
             6.99       Duration
98:3+        7.610      Yield
             6.99       Duration
98:7+        7.591      Yield
             7.00       Duration
98:11+       7.573      Yield
             7.00       Duration
98:15+       7.555      Yield
             7.01       Duration

   s1      Scenario
  A/B       Prepay:
0.000        Index:




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales represenative.

                            AS1001-POOL2 Class A ( )

Orig Bal 16,065,060 Fac 1.00000 Coup 7.237 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996        Curve Date: 01-Jul-1996   Tranche: A (   )
- --------------------------------------------------------------------------------

            0% CPP        prepay
             11.78       Avg. Life
             01/97       1st Prin
Price        07/11       Last Prin
- -----        ------      ---------
96:29        7.600       Yield
             7.47        Duration
97:1         7.582       Yield
             7.47        Duration
97:5         7.565       Yield
             7.47        Duration
97:9         7.548       Yield
             7.48        Duration
97:13        7.531       Yield
             7.48        Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            AS2001-POOL3 Class A ( )

Orig Bal 8,672,900 Fac 1.00000 Coup 6.963 Mat / /Wac-0.000(0.000) WAM-/ (-22758)
Price/Yield View  Fact Thru 09/9999 Hist Coupons
Settle Date : 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A(   )

- --------------------------------------------------------------------------------

               0% CPP       prepay
                10.43      Avg. Life
                10/96      1st Prin
Price           10/11      Last Prin
- -----           -----      ---------
95:6+           7.595      Yield
                6.81       Duration
95:10+          7.576      Yield
                6.82       Duration
95:14+          7.557      Yield
                6.82       Duration
95:18+          7.538      Yield
                6.83       Duration
95:22+          7.519      Yield
                6.83       Duration


Scenario      s1
 Prepay:     A/B
  Index:   0.000

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                               AA1001-POOL4 A ( )

Orig Bal 32,540,074 Fac 1.00000 Coup 7.067 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996      Curve Date: 01-Jul-1996    Tranche: A(   )

- --------------------------------------------------------------------------------

                0% CPP      prepay
                 11.69     Avg. Life
                 01/97     1st Prin
Price            01/12     Last Prin
- -----            -----     ---------
94:21            7.603     Yield
                 7.56      Duration
94:25            7.586     Yield
                 7.56      Duration
94:29            7.569     Yield
                 7.57      Duration
95:1             7.551     Yield
                 7.57      Duration
95:5             7.534     Yield
                 7.58      Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            AA2001-POOL5 Class A ( )

Orig Bal 14,943,800 Fac 1.00000 Coup 6.969 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A (   )
- --------------------------------------------------------------------------------


              0% CPP       prepay
              11.16       Avg. Life
              04/97       1st Prin
              4/11        Last Prin
              -----       ---------
94:2           7.611      Yield
               7.31       Duration
94:6           7.593      Yield
               7.31       Duration
94:10          7.575      Yield
               7.31       Duration
94:14          7.557      Yield
               7.32       Duration
94:18          7.539      Yield
               7.32       Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            AA3001-POOL6 Class A ( )

Orig Bal 4,455,052 Fac 1.00000 Coup 7.476 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A (   )


               0% CPP       prepay
               11.66       Avg. Life
               07/97       1st Prin
Price          07/11       Last Prin
- -----          ------      ---------
98:22+          7.461      Yield
                7.56       Duration
98:26+          7.445      Yield
                7.57       Duration
98:30+          7.428      Yield
                7.57       Duration
99:2+           7.411      Yield
                7.58       Duration
99:6+           7.395      Yield
                7.58       Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            AA4001-POOL7 Class A ( )

Orig Bal 12,971,603 Fac 1.00000 Coup 7.023 Mat/ / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A (   )
- --------------------------------------------------------------------------------



              0% CPP      prepay
               11.40     Avg. Life
               10/96     1st Prin
Price          10/11     Last Prin
- ------        ------     ---------
94:17+         7.600     Yield
               7.42      Duration
94:21+         7.583     Yield
               7.42      Duration
94:25+         7.565     Yield
               7.43      Duration
94:29+         7.547     Yield
               7.43      Duration
95:1+          7.530     Yield
               7.44      Duration


Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            BA1001-POOL8 Class A ( )


Orig Bal 4,782,450 Fac 1.00000 Coup 6.921 Mat / / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A (   )
- --------------------------------------------------------------------------------

             0% CPP      prepay
             5.59       Avg. Life
             01/97      1st Prin
Price        01/03      Last Prin
- -----        ------     ---------
97:10         7.310     Yield
              4.54      Duration
97:14         7.282     Yield
              4.54      Duration
97:18         7.254     Yield
              4.54      Duration
97:22         7.226     Yield
              4.54      Duration
97:26         7.198     Yield
              4.54      Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            BQ1001-POOL9 Class A ( )


Orig Bal 3,061,881 Fac 1.00000 Coup 6.418 Mat / / Wac-0.000(0.000) WAM-/(-22758)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996          Curve Date: 01-Jul-1996 Tranche: A (   )
- --------------------------------------------------------------------------------


                0% CPP     prepay
                5.47      Avg. Life
                10/96     1st Prin
Price           04/03     Last Prin
- -----           ------    ---------
95:30           7.303      Yield
                4.37       Duration
96:2            7.273      Yield
                4.38       Duration
96:6            7.243      Yield
                4.38       Duration
96:10           7.214      Yield
                4.38       Duration
96:14           7.184      Yield
                4.38       Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                            BS1001-POOL10 Class A ( )


Orig Bal 5,004,000 Fac 1.00000 Coup 6.989 Mat / / Wac-0.000(0.000) WAM-/(-22759)
Price/Yield View Fact Thru 09/9999 Hist Coupons
Settle Date: 08-Jul-1996        Curve Date: 01-Jul-1996 Tranche: A (   )



                0% CPP     prepay
                5.77      Avg. Life
                01/97     1st Prin
Price           07/03     Last Prin
- -----           ------    ---------
98:3            7.317     Yield
                4.59      Duration
98:7            7.289     Yield
                4.59      Duration
98:11           7.262     Yield
                4.59      Duration
98:15           7.234     Yield
                4.59      Duration
98:19           7.206     Yield
                4.59      Duration

Scenario      s1
 Prepay:     A/B
  Index:   0.000


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AQ1001-POOL1
                               Collateral Detail

Deal            AQ1001-POOL1         Group               All


       Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       24   100.00%



     Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
CA          9           41.15%
WA          3           22.65%
SD          4           12.88%
MI          1            8.99%
KY          3            6.60%
ID          2            5.66%
Other       2            2.06%



            Property Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         24           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        8            28.64%
1996       16            71.36%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2010        3             9.92%
2011        8            33.10%
2015        4            17.19%
2016        1             1.32%
2020        2             7.01%
2021        6            31.47%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         24           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         24           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         24           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    24           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
        0.00      100,000.00         1                 0.33%
  100,000.00      200,000.00         4                 2.77%
  200,000.00      300,000.00         5                 6.94%
  300,000.00      400,000.00         1                 1.78%
  400,000.00      500,000.00         2                 4.88%
  500,000.00      600,000.00         1                 2.74%
  600,000.00      700,000.00         1                 3.29%
  700,000.00      800,000.00         2                 8.22%
  800,000.00      900,000.00         1                 4.90%
  900,000.00    1,000,000.00         1                 5.47%
1,400,000.00    1,500,000.00         1                 8.10%
1,500,000.00    1,600,000.00         1                 8.62%
1,600,000.00    1,700,000.00         1                 8.99%
2,500,000.00    2,600,000.00         1                13.72%
3,500,000.00    3,600,000.00         1                19.21%


                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  8.00          8.12                 2                 4.53%
  8.12          8.25                 3                 4.28%
  8.25          8.38                 5                27.69%
  8.50          8.62                 2                 2.93%
  8.62          8.75                 4                 9.40%
  8.75          8.88                 4                28.37%
  9.00          9.12                 2                13.57%
  9.12          9.25                 1                 0.60%
  9.25          9.38                 1                 8.62%


          LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        16             68.84%
 60.01    70.00         8             31.16%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AS1001-POOL2
                               Collateral Detail

Deal            AS1001-POOL2         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       39   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
CA         12           32.83%
WA          5           19.45%
IN          1           14.01%
MN          6            9.85%
SD          6            7.32%
MI          1            5.91%
Other       8           10.63%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         39           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        5            10.15%
1996       34            89.85%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011       11            17.67%
2016       12            38.16%
2021       16            44.18%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         39           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         39           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         39           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    39           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
        0.00      100,000.00         2                 0.93%
  100,000.00      200,000.00        11                 9.85%
  200,000.00      300,000.00         9                12.75%
  300,000.00      400,000.00         4                 7.72%
  400,000.00      500,000.00         2                 5.38%
  500,000.00      600,000.00         3                 9.77%
  600,000.00      700,000.00         3                11.89%
  800,000.00      900,000.00         1                 5.29%
  900,000.00    1,000,000.00         1                 5.91%
1,000,000.00    1,100,000.00         1                 6.54%
1,600,000.00    1,700,000.00         1                 9.96%
2,200,000.00    2,300,000.00         1                14.01%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.75          7.88                 3                 5.37%
  8.00          8.12                 3                 9.96%
  8.25          8.38                 4                 7.56%
  8.38          8.50                 3                 5.91%
  8.50          8.62                10                29.74%
  8.62          8.75                 3                 4.79%
  8.75          8.88                 4                16.46%
  8.88          9.00                 3                 5.44%
  9.00          9.12                 4                10.18%
  9.12          9.25                 1                 3.11%
  9.25          9.38                 1                 1.46%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        25             50.87%
 60.01    70.00        14             49.13%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AS2001-POOL3
                               Collateral Detail

Deal            AS2001-POOL3         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       13   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
WA          5           38.05%
CA          3           35.34%
IL          1           10.43%
ID          1            8.68%
SD          2            5.77%
KS          1            1.73%
Other       0            0.00%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**          13           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        4            25.80%
1996        9            74.20%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011        5            38.40%
2016        4            41.74%
2021        4            19.86%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          13           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          13           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          13           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    13           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  150,000.00      160,000.00         1                 1.73%
  200,000.00      210,000.00         1                 2.31%
  250,000.00      260,000.00         2                 5.77%
  320,000.00      330,000.00         1                 3.75%
  380,000.00      390,000.00         1                 4.39%
  570,000.00      580,000.00         1                 6.57%
  600,000.00      610,000.00         1                 6.92%
  750,000.00      760,000.00         1                 8.68%
  900,000.00      910,000.00         1                10.43%
  950,000.00      960,000.00         1                10.95%
1,550,000.00    1,560,000.00         1                17.87%
1,790,000.00    1,800,000.00         1                20.64%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.88          8.00                 1                 6.57%
  8.00          8.12                 2                10.67%
  8.12          8.25                 1                 4.39%
  8.25          8.38                 2                10.41%
  8.38          8.50                 3                39.26%
  8.50          8.62                 3                25.83%
  8.75          8.88                 1                 2.88%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00         6             49.53%
 60.01    70.00         6             48.17%
 70.01    80.00         1              2.31%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AA1001-POOL4
                               Collateral Detail

Deal            AA1001-POOL4         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       85   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
WA         20           36.57%
CA         19           23.25%
MN         10           11.27%
SD         13            8.06%
KY          3            4.47%
DE          1            3.07%
Other      19           13.30%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         85           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        8            10.32%
1996       77            89.68%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011       26           22.08%
2014        1            0.30%
2016        7            5.88%
2017        2            3.79%
2021       47           66.64%
2022        2            1.32%

          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         85           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         85           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         85           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    85           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
        0.00      100,000.00        13                  3.08%
  100,000.00      200,000.00        24                 10.89%
  200,000.00      300,000.00        16                 12.65%
  300,000.00      400,000.00        10                 10.11%
  400,000.00      500,000.00         2                  2.58%
  500,000.00      600,000.00         6                  9.65%
  600,000.00      700,000.00         2                  4.00%
  700,000.00      800,000.00         2                  4.55%
  800,000.00      900,000.00         1                  2.61%
  900,000.00    1,000,000.00         2                  5.78%
1,000,000.00    1,100,000.00         2                  6.15%
1,100,000.00    1,200,000.00         1                  3.50%
1,300,000.00    1,400,000.00         1                  4.23%
1,500,000.00    1,600,000.00         1                  4.76%
2,000,000.00    2,100,000.00         1                  6.15%
3,000,000.00    3,100,000.00         1                  9.31%


                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.62          7.75                 1                 2.00%
  7.75          7.88                 1                 1.02%
  7.88          8.00                 4                 2.24%
  8.00          8.12                19                23.25%
  8.12          8.25                 4                 2.30%
  8.25          8.38                15                20.18%
  8.38          8.50                 2                 0.74%
  8.50          8.62                14                26.83%
  8.62          8.75                 5                 4.10%
  8.75          8.88                13                11.53%
  8.88          9.00                 1                 0.45%
  9.00          9.12                 3                 3.48%
  9.12          9.25                 1                 0.83%
  9.25          9.38                 1                 0.06%
  9.62          9.75                 1                 0.46%

               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        44             48.51%
 60.01    70.00        40             50.74%
 70.01    80.00         1              0.75%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AA2001-POOL5
                               Collateral Detail

Deal            AA2001-POOL5         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       36   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
MI          6           21.61%
MS          2           16.56%
OR          2           11.48%
OH          4            9.91%
KY          4            8.22%
ID          2            8.01%
WA          4            7.08%
Other      12           17.13%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         36           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        2            11.48%
1996       34            88.52%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011       18            29.63%
2016        8            26.60%
2021       10            43.76%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         36           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         36           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         36           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    36           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
        0.00      100,000.00         2                 0.69%
  100,000.00      200,000.00        12                12.07%
  200,000.00      300,000.00         6                 8.99%
  300,000.00      400,000.00         2                 4.62%
  400,000.00      500,000.00         4                11.84%
  500,000.00      600,000.00         2                 6.73%
  600,000.00      700,000.00         1                 4.60%
  700,000.00      800,000.00         2                 9.47%
  800,000.00      900,000.00         1                 5.52%
1,000,000.00    1,100,000.00         3                20.08%
2,300,000.00    2,400,000.00         1                15.39%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.50          7.62                 1                 3.08%
  7.62          7.75                 4                14.54%
  7.75          7.88                 1                 1.61%
  7.88          8.00                 3                 7.26%
  8.12          8.25                 2                 7.15%
  8.25          8.38                 3                17.44%
  8.38          8.50                 2                 7.78%
  8.50          8.62                 7                14.52%
  8.62          8.75                 3                 5.78%
  8.75          8.88                 9                18.60%
  9.12          9.25                 1                 2.24%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        13             33.87%
 60.01    70.00        21             60.20%
 70.01    80.00         2              5.92%


                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AA3001-POOL6
                               Collateral Detail

Deal            AA3001-POOL6         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       11   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
WA          2           28.56%
ID          4           28.50%
MD          1           24.69%
MT          1            6.28%
IN          1            4.26%
MI          1            4.11%
Other       1            3.59%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         11           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1996       11            100.00%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011        5            37.61%
2021        6            62.39%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         11           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         11           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         11           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    11           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
   50,000.00       60,000.00         1                 1.19%
  160,000.00      170,000.00         1                 3.59%
  170,000.00      180,000.00         1                 3.93%
  180,000.00      190,000.00         1                 4.11%
  190,000.00      200,000.00         1                 4.26%
  260,000.00      270,000.00         1                 5.99%
  280,000.00      290,000.00         1                 6.28%
  450,000.00      460,000.00         1                10.10%
  500,000.00      510,000.00         1                11.22%
1,090,000.00    1,100,000.00         1                24.63%
1,100,000.00    2,110,000.00         1                24.69%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  8.25          8.38                 2                 8.04%
  8.38          8.50                 1                 3.59%
  8.50          8.62                 2                30.92%
  8.62          8.75                 1                 4.26%
  8.75          8.88                 2                30.68%
  8.88          9.00                 1                10.10%
  9.88         10.00                 1                11.22%
 10.12         10.25                 1                 1.19%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00         5             48.21%
 60.01    70.00         4             40.49%
 70.01    80.00         2             11.29%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  AA4001-POOL7
                               Collateral Detail

Deal            AA4001-POOL7         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       26  100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
WA         23           95.14%
MI          1            3.08%
SD          2            1.77%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         26           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995       15            65.55%
1996       11            34.45%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2011        7            36.85%
2015        4            11.29%
2016        1             6.55%
2020        4            15.57%
2021       10            29.74%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         26           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         26           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         26           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    26           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------

  100,000.00      110,000.00         1                 0.77%
  130,000.00      140,000.00         1                 1.00%
  220,000.00      230,000.00         2                 3.50%
  250,000.00      260,000.00         1                 1.94%
  280,000.00      290,000.00         1                 2.19%
  320,000.00      330,000.00         2                 5.03%
  350,000.00      360,000.00         2                 5.43%
  390,000.00      400,000.00         1                 3.01%
  400,000.00      410,000.00         4                12.33%
  430,000.00      440,000.00         1                 3.37%
  480,000.00      490,000.00         1                 3.73%
  510,000.00      520,000.00         1                 3.93%
  580,000.00      590,000.00         1                 4.47%
  600,000.00      610,000.00         1                 4.63%
  650,000.00      660,000.00         1                 5.01%
  670,000.00      680,000.00         1                 5.20%
  850,000.00      860,000.00         1                 6.55%
1,000,000.00    1,010,000.00         1                 7.71%
1,600,000.00    1,070,000.00         1                 8.23%
2,200,000.00    1,560,000.00         1                11.95%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.88          8.00                 5                29.29%
  8.12          8.25                 2                 4.82%
  8.25          8.38                 8                31.10%
  8.38          8.50                 1                 1.77%
  8.50          8.62                 4                16.34%
  8.62          8.75                 1                 3.08%
  8.75          8.88                 2                 9.64%
  9.00          9.12                 1                 0.77%
  9.12          9.25                 1                 1.00%
  9.25          9.38                 1                 2.19%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        16             54.33%
 60.01    70.00         9             42.93%
 70.01    80.00         1              2.74%


                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  BA1001-POOL8
                               Collateral Detail

Deal            BA1001-POOL8         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED       13   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
CA          6           75.10%
TN          1           10.45%
KY          2            8.70%
MN          2            3.03%
SD          1            2.40%
IN          1            0.31%
Other       0            0.00%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**         13           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1995        1             4.64%
1996       12            95.36%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2003        1             0.31%
2006        3             8.93%
2011        9            90.76%


          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         13           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         13           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**         13           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured    13           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
   10,000.00       20,000.00         1                 0.31%
   50,000.00       60,000.00         1                 1.15%
   80,000.00       90,000.00         1                 1.88%
  110,000.00      120,000.00         1                 2.40%
  130,000.00      140,000.00         1                 2.82%
  190,000.00      200,000.00         2                 8.15%
  220,000.00      230,000.00         1                 4.64%
  290,000.00      300,000.00         1                 6.07%
  420,000.00      430,000.00         1                 8.78%
  450,000.00      460,000.00         1                 9.41%
  500,000.00      510,000.00         1                10.45%
2,100,000.00    2,110,000.00         1                43.91%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.50          7.62                 3                18.95%
  7.88          8.00                 2                 3.97%
  8.00          8.12                 2                48.55%
  8.25          8.38                 2                 5.94%
  8.50          8.62                 3                22.27%
  8.75          8.88                 1                 0.31%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00        6             61.83%
 60.01    70.00        7             38.17%


                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  BQ1001-POOL9
                               Collateral Detail

Deal            BQ1001-POOL9         Group               All


     Amort Type
- -------------------------
Loans     Current Percent
- -----     ---------------
FIXED        6   100.00%



      Geographic Distribution
- ------------------------------------
State     Loans      Current Percent
- -----     -----      ---------------
WA          1           45.34%
CA          3           37.45%
KY          1           10.68%
IL          1            6.53%



            Property Type
 -----------------------------------
          Loans      Current Percent
          -----      ---------------
**          6           100.00%



          Origination Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
1996        6           100.00%



          Maturity Year
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
2003        1             6.53%
2006        2            28.13%
2010        1             9.32%
2011        2            56.02%



          Loan Purpose
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          6           100.00%


          Occupancy Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          6           100.00%


          Documentation Type
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
**          6           100.00%


          Mortgage Insurance
- ------------------------------------
          Loans      Current Percent
          -----      ---------------
Insured     6           100.00%

                   Balance Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  160,000.00      170,000.00         1                 5.27%
  200,000.00      210,000.00         1                 6.53%
  280,000.00      290,000.00         1                 9.32%
  320,000.00      330,000.00         1                10.68%
  700,000.00      710,000.00         1                22.86%
1,380,000.00    1,390,000.00         1                45.34%



                  Gross Coupon Distribution
- -----------------------------------------------------------------
                                  Loans           Current Percent
                                  -----           ---------------
  7.25          7.38                 2                28.13%
  7.75          7.88                 1                10.68%
  8.50          8.62                 1                45.34%
  8.75          8.88                 1                 6.53%
  8.88          9.00                 1                 9.32%


               LTV Distribution
- -------------------------------------------------
                     Loans        Current Percent
                     -----        ---------------
  0.01    60.00         2            20.00%
 60.01    70.00         4            80.00%

                         ** Documentaion not available

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                 BS1001-POOL10
                               Collateral Detail


            Deal            BS1001-POO10       Group         All


          Amort Type
- ----------------------------------------
           Loans         Current Percent
           -----         ---------------
FIXED        12              100.00%


     Geographic Distribution
- ----------------------------------------
State      Loans         Current Percent
- -----      -----         ---------------
CA           4                42.97%
UT           1                21.98%
KY           2                20.18%
SD           3                11.60%
IL           1                 2.10%
IN           1                 1.17%
Other        0                 0.00%


         Property Type
- -----------------------------------------
          Loans           Current Percent
          -----           ---------------
**         12                 100.00%


         Origination Year
- -----------------------------------------
          Loans           Current Percent
          -----           ---------------
1995        5                  22.59%
1996        7                  77.41%



            Maturity Year
- ------------------------------------------
          Loans            Current Percent
          -----            ---------------
2006        2                  28.15%
2011       10                  71.85%



             Loan Purpose
- ------------------------------------------
          Loans            Current Percent
          -----            ---------------
**         12                 100.00%


            Occupancy Type
- ------------------------------------------
          Loans            Current Percent
          -----            ---------------
**         12                  100.00%


             Documentation Type
- -------------------------------------------
          Loans             Current Percent
          -----             ---------------
**         12                   100.00%


              Mortgage Insurance
- -------------------------------------------
            Loans           Current Percent
            -----           ---------------
Insured      12                 100.00%

                Balance Distribution
 -------------------------------------------------------------
                                 Loans         Current Percent
                                 -----         ---------------
   50,000.00      60,000.00        1                 1.17%
   80,000.00      90,000.00        1                 1.61%
  100,000.00     110,000.00        3                 6.10%
  250,000.00     260,000.00        3                14.99%
  450,000.00     460,000.00        1                 8.99%
  910,000.00     920,000.00        1                18.19%
1,100,000.00   1,110,000.00        1                21.98%
1,350,000.00   1,360,000.00        1                26.98%



              Gross Coupon Distribution
- ---------------------------------------------------------------
                                Loans           Current Percent
                                -----           ---------------
  7.75         7.88               1                  2.00%
  7.88         8.00               1                 26.98%
  8.00         8.12               5                 19.25%
  8.38         8.50               2                 19.79%
  8.62         8.75               1                 21.98%
  8.88         9.00               2                  9.99%



             LTV Distribution
- ------------------------------------------------------
                           Loans       Current Percent
                           -----       ---------------
  0.01        60.00          6              43.24%
 60.01        70.00          6              56.76%


                          ** Documentaion not available


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.